UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event:  December 22, 2014

GOLD BILLION GROUP HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Delaware	6719	13-4167393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia
(Address of principal executive offices)

852-59331214 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURES OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

In conjunction with a change of control of the Company, on November 19, 2014, Mr. Avraham Bahry submitted his resignation as a director of the Registrant to be effective after a 14f-1 Information Statement regarding change of directors was filed with the Securities and Exchange Commission and mailed to all shareholders of record.  In accordance with the provisions of Rule 14f-1, such resignation became effective as of December 22, 2014. His resignation was not due to a disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD BILLION GROUP HOLDINGS LIMITED

Date: August 25, 2015

/s/ Eddy Kok Seng Yeap

By:  Eddy Kok Seng Yeap
Its:   Chief Executive Officer